Exhibit 99.2

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
Borders Group, Inc. et al.	:	Case No. 11-10614
:
Debtors	:
X

Monthly Operating Report for the Period
From May 29, 2011 to June 25, 2011

Debtors' Address:	100 Phoenix Drive
Ann Arbor, MI 48108-2202
Telephone: (734) 477-1100

Debtors' Attorneys:	David M. Friedman
1633 Broadway
New York, New York 10019
Telephone: (212) 506-1700

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Glen Tomaszewski	7/20/2011
Glen Tomaszewski
Vice President, Chief Accounting Officer and Controller
Borders Group, Inc.

BORDERS GROUP INC., et al.	Case No.	11-10614
Debtor	Reporting Period:	5/29/11 - 6/25/11

	Federal Tax I.D. #	38-3294588

REQUIRED DOCUMENTS	FORM NO.	DOCUMENT ATTACHED	EXPLANATION ATTACHED
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4	x
Listing of Aged Accounts Payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR-7)			x
Payments to Insiders and Professionals	MOR-6	x
Post-Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report includes activity from the following Debtors:

Debtor	Case Number
Borders Group, Inc.	11-10614
Borders, Inc.	11-10615
Borders International Services, Inc.	11-10616
Borders Direct, LLC	11-10617
Borders Properties, Inc.	11-10618
Borders Online, Inc.	11-10619
Borders Online, LLC	11-10620
BGP (UK) Limited	11-10621

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP").  In addition, the financial statements and supplemental information contained herein represent condensed combined information.

The accompanying unaudited consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern, which contemplates the realization of assets and extinguishment of liabilities in the normal course of business. These financial statements do not include any adjustments that might result from the possible liquidation of the Debtors.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and include the results of operations for non-Debtor affiliates, which amounts are immaterial. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

NOTES TO MONTHLY OPERATING REPORT

MOR-1

Cash is received as described in the Debtors' motion to approve their cash management system and is consistent with the Debtors' cash management practices.  Cash receipts and disbursements related to intercompany transfers among the Debtor entities have also been excluded from the analysis.

MOR - 4

The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-6

The Debtors have not included any payments of normal course wages, benefits or the payment of board fees to insiders.  The Debtors have also not reported payments to professionals utilized in the ordinary course of business.

MOR-7

The Debtors have paid certain pre-petition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments.  The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1
($000s)

Debtor	Cash Receipts
Combined Debtors	$192,989
Total Cash Receipts	$192,989

Debtor	Case Number	Cash Disbursements
Borders Group, Inc.	11-10614	$(5,187)
Borders, Inc.	11-10615	(181,620)
Borders International Services, Inc.	11-10616	-
Borders Direct, LLC	11-10617	(6,325)
Borders Properties, Inc.	11-10618	(15)
Borders Online, Inc.	11-10619	-
Borders Online, LLC	11-10620	-
BGP (UK) Limited	11-10621	-
	Total Cash Disbursements	$(193,147)

Notes
1 - Amounts exclude receipts/disbursements made on behalf of the Debtors that did not flow through a Debtor bank account.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

BANK RECONCILIATIONS 1, 2, 3
($000s)

Debtor	Case Number	Bank and Account Description	Bank Account No.	Bank Balance
Borders Group, Inc.	11-10614	BGI Concentration Account	1001738167	$151
Borders, Inc.	11-10615	Bank of America Corporate Depository	4427082445	2,379
Borders, Inc.	11-10615	Borders Inc. Concentration Acct	1001744196	97
Borders, Inc.	11-10615	Waldenbooks Concentration Acct	66724060	400
Borders, Inc.	11-10615	Waldenbooks A/R	66724126	23
Borders, Inc.	11-10615	PNC Lockbox	4600091098	31
				$3,081

Notes
1 - The Debtors have not included copies of bank statements or cash disbursement journals due to the voluminous nature of these reports.
2 - The Debtors reconcile their bank accounts on a monthly basis.
3 - The Debtors have excluded accounts with no balance as of the end of the reporting period and have also excluded accounts that receive cash deposits from local stores and corporate/institutional customers which amounts are regularly swept either to the Debtors' primary accounts listed above or directly to its secured lenders to repay borrowings under the DIP credit facility.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

STATEMENT OF OPERATIONS
($MM)

Jun-11

Sales	$86.6
Other revenue	3.5
Total revenue	90.1

Cost of merchandise sold (includes occupancy)	76.1
Gross margin	14.0
Selling, general and administrative expenses	30.8
Operating income (loss)	(16.8)

Interest expense (income)	3.8

Income (loss) from continuing operations before reorganization items and income taxes	(20.6)

Reorganization items, net 1	(19.0)
Income (loss) from continuing operations before income taxes	(1.6)

Income tax provision (benefit)	(0.1)
Net income (loss)	$(1.5)

Notes
1 - Reorganization items for the reported period include income related to the adjustment of certain accrued liabilities to the amounts of allowed claims.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

BALANCE SHEET
($MM)

Jun-11
Assets
Current assets:
Cash and cash equivalents	$19.4
Merchandise inventories	431.7
Accounts receivable and other current assets	61.2
Total current assets	512.3

Property and equipment, net of accumulated depreciation	160.4
Other assets	23.8
Total assets	$696.5
Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Short term debt-credit facility	$146.7
Capital lease liability	1.1
Trade accounts payable	10.1
Accrued payroll and other liabilities	144.1
Taxes, including income taxes	26.5
Total current liabilities	328.5

Long-term debt	1.0
Other long-term liabilities	135.7
Liabilities subject to compromise	606.3
Total liabilities	1,071.5

Stockholders' equity (deficit):
Common stock	189.0
Retained deficit	(564.0)
Total stockholders' equity (deficit)	(375.0)

Total liabilities and stockholders' equity (deficit)	$696.5

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

STATUS OF POST-PETITION TAXES 1, 3
($000s)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$-	$1,402	$1,402	$-
FICA-Employee	-	775	775	-
FICA-Employer	-	1,048	1,048	-
Unemployment	136	42	-	178
Total Federal Taxes	$136	$3,267	$3,225	$178

State and Local
Withholding	$99	$434	$479	$54
Sales	-	5,303	5,303	-
Unemployment	741	245	-	986
Business Licenses	-	154	154	-
Real Property 2	-	-	-	-
Personal Property	-	64	64	-
Income/Franchise	-	-	-	-
Total State and Local Taxes	$840	$6,200	$6,000	$1,040

Total Taxes	$976	$9,467	$9,225	$1,218

Notes
1 - The Debtors have not included copies of Form 6123 and tax returns filed during this period due to the voluminous nature of these reports.
2 - The Debtors do not own any real property.  Real estate taxes paid by the Debtors are paid as part of an underlying lease obligation and the failure to pay such lease payments would not result in claims by the taxing authority against the Debtors.
3 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

	Aged by Due Date
Description	Current	0-30	31-60	61-90	91-120	Over 120	Total
AP Merchandising 2, 3	$(37,969)	$32,637	$(10,323)	$(203)	$-	$-	$(15,858)
AP Other	1,331	28	44	-	-	-	1,403
Total Post-Petition Debts	$(36,638)	$32,665	$(10,279)	$(203)	$-	$-	$(14,455)

Explain how and when Debtor intends to pay any past due post-petition debts.

Notes
1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.  Aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.
2 - The amounts in this table include payments made to vendors in advance of our receipt of goods. Because such payments are classified as “Accounts receivable and other current assets” in the accompanying Balance Sheet under Form MOR-3, the amounts reported under this table will differ from those reported as “Trade accounts payable” on the Balance Sheet. In addition, the “Trade accounts payable” amount includes accruals made for merchandise received prior to the Balance Sheet date, but for which no invoice had been received. Certain of these accruals are not included in the amounts shown under this Form MOR-4.
3 - The Debtors' net debit accounts payable balance for AP Merchandising is primarily due to prepayments made to publishers for post-petition orders.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING 1
($000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$4,863
Plus: Amounts billed during the period	1,020
Less: Amounts collected during the period	(1,517)
Less: Amounts written off or returned during the period	9
Less: Bad Debt Estimate	(227)
Change in store accounts receivable, net	(715)
Total Accounts Receivable at the end of the reporting period	$4,148

Accounts Receivable Aging	Amount
0-30 days old	$2,519
31-60 days old	489
61-90 days old	511
91-120 days old	284
121+ days old	572
Total Aged Accounts Receivable	4,375
Less: Bad Debts (Amounts considered uncollectible)	(227)
Net Accounts Receivable	$4,148

Notes
1 - "Accounts receivable and other current assets” in the accompanying Balance Sheet under Form MOR-3 includes certain items not included in this table, including various prepaid asset amounts (including prepaid debt issuance costs relating to our debtor-in-possession financing facility, prepaid merchandise inventories, and prepaid supplies).

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

PAYMENTS TO INSIDERS 1

Name	Type of Payment	Amount Paid 2	Total Paid to Date
Scott Henry	Employment Agreement Signing Incentive	$-	$50,000
Glen Tomaszewski	Employment Agreement Transition Incentive	-	50,000
Michele Cloutier	Employment Agreement Signing Incentive	-	50,000
Total Payments to Insiders		$-	$150,000

Notes
1 - Payments to insiders excludes ordinary wages, board fees, benefits and expense reimbursements that occurred during the reporting period.

PAYMENTS TO PROFESSIONALS

Name	Date of Court Order Authorizing Payment	Amount Approved 1	Amount Paid 2	Total Paid To Date 1	Total Incurred & Unpaid
AP Services, LLC	March 16, 2011	$4,520,116	$-	$4,520,116	$-
Baker & McKenzie	March 15, 2011	230,098	53,167	184,799	45,299
BDO USA, LLP	April 7, 2011	1,230,108	445,681	990,527	239,581
Deloitte Tax LLP	April 7, 2011	304,416	38,258	243,311	61,105
Deloitte Consulting LLP	April 7, 2011	363,109	141,825	299,772	63,337
Deloitte Consulting LLP	April 7, 2011	640,731	164,742	516,888	123,843
Dickinson Wright PLLC	March 15, 2011	269,714	108,104	216,530	53,184
DJM Realty Services, LLC	March 16, 2011	165,011	83,074	134,688	30,323
Ernst & Young LLP	April 7, 2011	257,855	138,512	172,962	84,893
The Garden City Group, Inc.	February 17, 2011	793,468	308,786	774,289	19,179
Jefferies & Company, Inc.	March 16, 2011	452,616	170,726	362,616	90,000
Kasowitz, Benson, Torres & Friedman LLP	March 15, 2011	1,830,716	602,689	1,433,495	397,221
Lowenstein Sandler PC	April 7, 2011	742,461	304,649	574,791	167,670
Mercer (US) Inc.	April 7, 2011	63,364	-	36,536	26,828
Total Payments to Professionals		$11,863,783	$2,560,213	$10,461,320	$1,402,463

Notes
1 - Represents amounts approved and payments made from the date of each firm's retention through June 25, 2011.
2 - Represents payments made from May 29, 2011 - June 25, 2011.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS
($000s)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Reporting Period
DIP Principal - Term Loan 1	N/A	$207
DIP Principal - Revolver 2	N/A	-
DIP Interest - Term Loan	$455	455
DIP Interest - Revolver	$1,315	1,315
Leases Payable	$11,793	1,317
Adequate Assurance Payments - Utilities	N/A	-
Total Payments		$3,294

Notes
1 - Principal payments on the DIP term loan are made based on proceeds from FF&E sales, net of fees.
2 - Principal repayments are based on daily sweeps activity.  Revolver balance increased by approximately $9 million during the reporting period.
3 - Lease payments reflect certain payments made in late June 2011 for rent due in early July 2011.

In re	BORDERS GROUP INC., et al.	Case No.	11-10614
	Debtor	Reporting Period:	5/29/11 - 6/25/11

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations

1	The Debtors have sold assets pursuant to the Order Approving Agency Agreement, Store Closing Sales and Related Relief entered under Docket #91 on February 18, 2011.
6	The Debtors have made payments on account of pre-petition liabilities in accordance with Orders of the Bankruptcy Court specifically authorizing payment of such liabilities.
10	The Debtors do not own real property.
12
The Debtors have paid certain pre-petition taxes as permitted under the Final Order Pursuant to 11 U.S.C. Section 105(a), 363(b), 507(a)(8) and 541 and Fed. R. Bankr. P. 6003 and 6004 Authorizing Debtors to Pay Pre-petition Taxes and Assessments entered under Docket #388 on March 15, 2011.